Supplement to the
Fidelity Managed Retirement Income Fund℠, Fidelity Managed Retirement 2010 Fund℠, Fidelity Managed Retirement 2015 Fund℠, Fidelity Managed Retirement 2020 Fund℠, Fidelity Managed Retirement 2025 Fund℠, Fidelity Managed Retirement 2030 Fund℠, and Fidelity Managed Retirement 2035 Fund℠
Class K
September 28, 2024
Prospectus

The following information supplements information for each fund found in the "Fund Summary" section under the "Purchase and Sale of Shares" heading.
Effective at the close of business on September 30, 2025, the fund is closed to new investors. Fidelity is evaluating potential changes to the Fidelity Managed Retirement funds, such as reorganizing or liquidating the funds, and may recommend changes to the fund's Board of Trustees. For more information, see the "Additional Information about the Purchase and Sale of Shares" section of the prospectus.
The following information supplements information found in the "Shareholder Information" section under the "Additional Information about the Purchase and Sale of Shares" heading.
Effective at the close of business on September 30, 2025, new positions for each fund may no longer be opened. Shareholders of each fund on that date may continue to add to their fund positions existing on that date. Investors who did not own shares of a fund on September 30, 2025 generally will not be allowed to buy shares of the fund except that new fund positions may be opened: 1) by participants in most group employer retirement plans (and their successor plans) if the qualifying fund had been established (or was in the process of being established) as an investment option under the plans (or under another plan sponsored by the same employer), 2) for accounts managed on a discretionary basis by certain registered investment advisers that have discretionary assets of at least $500 million invested in mutual funds and have included the fund in their discretionary account program, 3) by a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, 4) by a portfolio manager of the fund, and 5) by a fee deferral plan offered to trustees of certain Fidelity funds, if the fund is an investment option under the plan. These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted.
Effective June 1, 2025, the following information supplements information for each fund found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Cait Dourney (Co-Portfolio Manager) has managed the fund since 2025.
Finola McGuire Foley (Co-Portfolio Manager) has managed the fund since 2025.
Effective June 1, 2025, the following information supplements the biographical information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
Cait Dourney is Co-Portfolio Manager of each fund, which she has managed since 2025. She also manages other funds. Since joining Fidelity Investments in 2014, Ms. Dourney has worked as a research analyst and portfolio manager.
Finola McGuire Foley is Co-Portfolio Manager of each fund, which she has managed since 2025. She also manages other funds. Since joining Fidelity Investments in 2003, Ms. Foley has worked as an assistant portfolio manager and portfolio manager.
MRI-K-PSTK-0725-101 1.9920786.101	July 31, 2025